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                                                                   Exhibit 10.6


                                    FORM OF

                 TRUSTEE AND OFFICER INDEMNIFICATION AGREEMENT

         This Trustee and Officer Indemnification Agreement (this
"Indemnification Agreement") is made as of the ____ day of __________, 1998, by and between Correctional Properties Trust, a Maryland real estate investment trust (the "Company"), and the undersigned Officer or Trustee of the Company (the "Indemnitee").

         WHEREAS, the Company wishes to retain the services of the Indemnitee as an Officer or Trustee of the Company;

         WHEREAS, Maryland Code Annotated, Courts and Judicial Proceeding,
Article 5-350, provides that a real estate investment trust's Declaration of Trust may include any provision expanding or limiting the liability of its officers or trustees to the trust or its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services, or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action;

         WHEREAS, the Company's Declaration of Trust provides that to the fullest extent allowed by Maryland law, no officer or trustee of the Company shall be liable to the Company or its shareholders for money damages;

         WHEREAS, in addition, the Bylaws of the Company provide that the officers and trustees of the Company shall be entitled to indemnification on the terms and conditions set forth therein;

         WHEREAS, the Indemnitee has indicated that he or she does not regard the foregoing provisions of the Company's Declaration of Trust and Bylaws as adequate to protect him against the risks associated with his service to the Company and has noted that the Company's directors' and officers' liability insurance policy has numerous exclusions and a deductible and thus does not adequately protect the Indemnitee; and

         WHEREAS, the Company has agreed to enter into this Indemnification Agreement in order to provide greater protection to the Indemnitee against such risks of service to the Company in order to induce the Indemnitee to serve as an Officer or Trustee of the Company.



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         NOW, THEREFORE, in order to induce the Indemnitee to serve as an
Officer or Trustee of the Company and in consideration of such service, the Company hereby agrees to indemnify the Indemnitee as follows:

               1. INDEMNITY. The Company will indemnify the Indemnitee, his executors, administrators, heirs and assigns, for any Expenses (as defined below) which the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding (as defined below). As used in this Agreement,
                    (a) the term "Proceeding" shall include any threatened, pending or completed claim, action, suit or proceeding, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a trustee or officer of the Company, by reason of any actual or alleged error, misstatement, omission or misleading statement made or suffered by the Indemnitee, by reason of any action taken by him or of any inaction on his part while acting as such trustee or officer, or by reason of the fact that he was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; provided, that in each such case Indemnitee acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding, in addition had no reasonable cause to believe that the act or omission was unlawful; (b) the term "other enterprise" shall include (without limitation) employee benefit plans and administrative committees thereof; (c) the term "fines" shall include (without limitation) any excise tax assessed with respect to any employee benefit plan; and (d) the term "Expenses" shall include, without limitation, damages, judgments, fines, penalties, settlements and reasonable costs, attorneys' fees and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

               2. ENFORCEMENT. If a claim or request under this Agreement is not paid by the Company, or on its behalf, within thirty days after a written claim or request has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the Indemnitee shall be entitled to be paid also the Expenses of prosecuting such suit. The Company shall have the right to withhold, or to recoup from, the Indemnitee the amount of any item or items of Expenses theretofore paid by the Company pursuant to this Agreement, to the extent such Expenses are not reasonable in nature or amounts; provided, however, that the Company shall have the burden of proving such Expenses to be unreasonable. The burden of proving that the



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                    Indemnitee is not entitled to indemnification for any other reason shall also be upon the Company.

               3. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

               4. EXCLUSIONS. The Company shall not be liable under this Agreement to pay any Expenses in connection with any claim made against the Indemnitee:

                    (a) to the extent that payment is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

                    (b) to the extent that the Indemnitee is indemnified and actually paid otherwise than pursuant to this Agreement;

                    (c) in connection with a judicial action by or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable for gross negligence or intentional misconduct in the performance of his duty to the Company unless and only to the extent that any court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

                    (d) if it is proved by final judgment in a court of law or other final adjudication to have been based upon or attributable to the Indemnitee's personal profit or advantage to which he or she was not legally entitled;

                    (e) for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to
                         Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

                    (f) brought about or contributed to by the dishonesty of the Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against him by reason of any



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                         alleged dishonesty on his part, unless a judgment or
                         other final adjudication thereof adverse to the Indemnitee shall establish that he committed (i) acts of active and deliberate dishonesty, (ii) with actual dishonest purpose and intent, and (iii) which acts were material to the cause of action so adjudicated; or

                    (g) for any judgment, fine or penalty which the Company is prohibited by applicable law from paying as indemnity or for any other reason.

               5. INDEMNIFICATION OF EXPENSES OF A SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses incurred in connection therewith.

               6. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to the indemnification by the Company for some or a portion of Expenses, but not for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

               7. ADVANCE OF EXPENSES. Expenses incurred by the Indemnitee in connection with any Proceeding, except the amount of any settlement, shall be paid by the Company in advance upon written request of the Indemnitee that the Company pay such Expenses and delivery of a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification under this Agreement has been met. The Indemnitee hereby undertakes to repay to the Company the amount of any Expenses theretofore paid by the Company to the extent that it is ultimately determined that such Expenses were not reasonable or that the Indemnitee is not entitled to indemnification.

               8. APPROVAL OF EXPENSES. No Expenses for which indemnity shall be sought under this Agreement, other than those in respect of judgments and verdicts actually rendered, shall be incurred without the prior consent of the Company, which consent shall not be unreasonably withheld or delayed.

               9. NOTICE OF CLAIM. The Indemnitee, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement, provided, however, that the failure to provide such notice shall not eliminate the Company's obligations



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                    hereunder unless such failure to provide notice materially and adversely affects the rights of the Company with respect thereto. Notice to the Company shall be given at its principal office and shall be directed to the Secretary (or such other address as the Company shall designate in writing to the Indemnitee); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Indemnitee shall give the Company such information and cooperation as it may be reasonably require and as shall be within the Indemnitee's power.

               10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

               11. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Declaration of Trust or Bylaws of the Company and amendments thereto or under applicable law.

               12. EXCULPATION. The Declaration of Trust of the Company, as amended, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that no trustee, officer, shareholder, employee or agent of the Company shall be held personally liable under any written instrument creating an obligation of the Company, or claim against, the Company. All persons dealing with the Company, in any way, shall look only to the assets of the Company for the payment of any sum or the performance of any obligation.

               13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland.

               14. SAVING CLAUSE. Whenever there is conflict between any provision of this Agreement and any applicable present or future statute, law or regulations contrary to which the Company and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements.

               15. COVERAGE. The provisions of this Agreement shall apply with respect to the Indemnitee's service as an Officer or Trustee of the Company prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though the Indemnitee may have ceased to be an Officer or Trustee of the Company.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.



                                        CORRECTIONAL PROPERTIES TRUST,
                                        a Maryland real estate investment trust



                                        By:
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------



                                        OFFICER OR TRUSTEE:


                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Address:
                                                -------------------------------

                                        ---------------------------------------



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